UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 31, 2019

Q2 HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36350	20-2706637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13785 Research Blvd, Suite 150
Austin, Texas 78750
(Address of Principal Executive Offices, and Zip Code)

(512) 275-0072
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QTWO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On October 31, 2019, Q2 Holdings, Inc., a Delaware corporation (the "Company"), consummated its previously announced acquisition of Lender Performance Group, LLC, a Delaware limited liability company, also doing business as PrecisionLender ("PrecisionLender"), Lender Performance Group Blocker, LLC, a Delaware limited liability company ("Blocker A"), LPGB, Inc., a Delaware corporation ("Georgian Blocker"), Insight (Delaware) PL Blocker Corporation, a Delaware corporation ("Insight Blocker A"), Insight (Cayman) PL Blocker Corporation, a Delaware corporation ("Insight Blocker B" and together with Blocker A, Georgian Blocker and Insight Blocker A, each a "Blocker" and collectively the "Blockers") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated September 30, 2019. Pursuant to the Merger Agreement, PrecisionLender has been merged with and into a wholly owned subsidiary of the Company, with PrecisionLender surviving as a wholly owned subsidiary of the Company.
The aggregate consideration paid in exchange for all of the outstanding equity interests of PrecisionLender and the Blockers at closing was approximately $510,000,000 (the "Merger Consideration"). A portion of the Merger Consideration ($4,785,000) was placed into escrow to secure certain post-closing indemnification obligations in the Merger Agreement.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 1, 2019, and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On November 1, 2019, the Company issued a press release announcing the consummation of the acquisition of PrecisionLender and the Blockers. The press release is being furnished herewith as Exhibit 99.1.
In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed "furnished" and not "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall this information be deemed incorporated in any filings made by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 1, 2019, issued by the Company.*
* In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed "furnished" and not "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

November 1, 2019	/s/ Jennifer N. Harris Jennifer N. Harris Chief Financial Officer